Exhibit 21.1

Hilton Grand Vacations Inc.
List of Subsidiaries
Entity Name	Domestic Jurisdiction
0827965 B.C. LTD	Canada
1063189 B.C. LTD	Canada
1776 Holding, LLC	DE
2400 Prince Edward, LLC	DE
48th Street Holding LLC	DE
AB Blue Acquisition, LLC	DE
AHC Professionals US Majority, LLC	NV
AHC Professionals US Minority, LLC	NV
AHC Professionals, SC	Mexico
AKGI St. Maarten N.V.	DE
Amber Group, Inc.	FL
Amber Vacation Realty of Tennessee, Inc.	TN
Amber Vacation Realty, Inc.	FL
Ameristate Title NV, LLC	NV
Ameristate Title, LLC	FL
BRE Ace, LLC	DE
Bridgespire Financial Services, Inc.	NV
CDD International Holdings Limited	Hong Kong
CQRC New York Development, LLC	DE
Chestnut Farms LLC	NV
Citrus Insurance Company, Inc.	NV
Collie Inversion Inmobilario Santa Cruz	Spain
Crescent One, LLC	FL
Cumberland Gate, LLC	DE
Customer Journey, LLC	DE
DPM Acquisition Mexico S. de RL de CV	Mexico
DPM Acquisition, LLC	DE
DPM Holdings, LLC	DE
DPM Loanco, LLC	DE
DPM RP Subsidiary, LLC	DE
DR Modern Spa, LLC	HI
DRI Quorum 2010 LLC	DE
DRT Development, LLC	DE
DRT Management, LLC	DE
DRT Mexico, LLC	DE
DRT Parent, LLC	DE
DestinationXchange, LLC	DE
Diamond Asia Development, Inc.	DE
Diamond Resorts Palm Management, NV	Netherlands
Diamond Resorts (Europe) Limited	United Kingdom
Diamond Resorts (Group Holdings) Plc	United Kingdom
Diamond Resorts (Holdings) Ltd	United Kingdom
Diamond Resorts AB Acquisition Company Limited	United Kingdom

Exhibit 21.1

Entity Name	Domestic Jurisdiction
Diamond Resorts Beach Quarters Development, LLC	DE
Diamond Resorts Beachwoods Development, LLC	DE
Diamond Resorts Boardwalk Development, LLC	DE
Diamond Resorts Broome Park Golf Ltd	United Kingdom
Diamond Resorts CI Management, S de RL de CV	Mexico
Diamond Resorts CS Borrower, LLC	DE
Diamond Resorts California Collection Development, LLC	DE
Diamond Resorts Canada Receivables, LLC	DE
Diamond Resorts Canada, LTD.	Canada
Diamond Resorts Centralized Services Company	DE
Diamond Resorts Citrus Share Holding, LLC	DE
Diamond Resorts Coconut Beach Development, LLC	NV
Diamond Resorts Coral Sands Development, LLC	DE
Diamond Resorts Corporation	MD
Diamond Resorts Cypress Pointe I Development, LLC	DE
Diamond Resorts Cypress Pointe II Development, LLC	DE
Diamond Resorts Cypress Pointe III Development, LLC	DE
Diamond Resorts DB Borrower, LLC	DE
Diamond Resorts DPM Development, LLC	NV
Diamond Resorts Daytona Development, LLC	DE
Diamond Resorts Depositor 2008 LLC	DE
Diamond Resorts Desert Isle Development, LLC	NV
Diamond Resorts Deutschland Betriebsgesellschaft mbH	Germany
Diamond Resorts Deutschland Holding GmbH	Germany
Diamond Resorts Deutschland Vertriebsgesellschaft mbH	Germany
Diamond Resorts Developer and Sales Holding Company	DE
Diamond Resorts Epic Mortgage Holdings, LLC	DE
Diamond Resorts Excursions SL	Spain
Diamond Resorts F&B, S de RL de CV	Mexico
Diamond Resorts Fall Creek Development, LLC	DE
Diamond Resorts Finance Holding Company	DE
Diamond Resorts Financial Services, Inc.	NV
Diamond Resorts Financial Services Limited	United Kingdom
Diamond Resorts Flamingo Development, NV	Netherlands
Diamond Resorts Flamingo Management, NV	Netherlands
Diamond Resorts Franz Klammer Development, LLC	DE
Diamond Resorts GK Development, LLC	DE

Exhibit 21.1

Entity Name	Domestic Jurisdiction
Diamond Resorts Grand Beach I Development, LLC	DE
Diamond Resorts Grand Beach II Development, LLC	DE
Diamond Resorts Greensprings Development, LLC	DE
Diamond Resorts HK, LLC	NV
Diamond Resorts Hawaii Collection Development, LLC	DE
Diamond Resorts Hilton Head Development, LLC	DE
Diamond Resorts Holdings, LLC	NV
Diamond Resorts IW Holding Company	DE
Diamond Resorts IW Mexico, S de RL de CV	Mexico
Diamond Resorts IW Resort Ownership U.S. Corporation	DE
Diamond Resorts IW Trading Company	DE
Diamond Resorts IW Ventures, Inc.	DE
Diamond Resorts International Club, Inc.	FL
Diamond Resorts International Marketing Mexico, LLC	NV
Diamond Resorts International Marketing, Inc.	CA
Diamond Resorts International, LLC	NV
Diamond Resorts Inventory Holding, LLC	DE
Diamond Resorts Issuer 2008 LLC	DE
Diamond Resorts Italia Srl	Italy
Diamond Resorts Kahana Development, LLC	DE
Diamond Resorts Kona Development, LLC	DE
Diamond Resorts Kona II Development, LLC	DE
Diamond Resorts Las Vegas Development, LLC	DE
Diamond Resorts MGV Development LLC	NV
Diamond Resorts Management & Exchange Holding Company	DE
Diamond Resorts Management, Inc.	AZ
Diamond Resorts Mediterranean Holdings Limited	Cyprus
Diamond Resorts Mortgage Holdings, LLC	DE
Diamond Resorts Myrtle Beach Development, LLC	DE
Diamond Resorts Mediterranean Management Limited	Cyprus
Diamond Resorts Mediterranean PLC	Cyprus
Diamond Resorts Mystic Dunes Development, LLC	NV
Diamond Resorts Natixis Borrower, LLC	DE
Diamond Resorts Ocean Beach Club Development, LLC	DE
Diamond Resorts Oceanaire Development, LLC	DE
Diamond Resorts Owner Trust 2011-1	DE
Diamond Resorts Owner Trust 2013-1	DE

Exhibit 21.1

Entity Name	Domestic Jurisdiction
Diamond Resorts Owner Trust 2014-1	DE
Diamond Resorts Owner Trust 2015-1	DE
Diamond Resorts Owner Trust 2015-2	DE
Diamond Resorts Owner Trust 2016-1	DE
Diamond Resorts Owner Trust 2017-1	DE
Diamond Resorts Owner Trust 2018-1	DE
Diamond Resorts Owner Trust 2019-1	DE
Diamond Resorts Owner Trust 2021-1	DE
Diamond Resorts Palm Development, NV	Netherlands
Diamond Resorts Palm Springs Development, LLC	DE
Diamond Resorts Poco Diablo Development, LLC	DE
Diamond Resorts Poipu Development, LLC	DE
Diamond Resorts Polo Development, LLC	NV
Diamond Resorts Port Royal Development, LLC	DE
Diamond Resorts Portugal Clube de Ferias LDA	Portgual
Diamond Resorts Powhatan Development, LLC	DE
Diamond Resorts Rancho Manana Development, LLC	DE
Diamond Resorts Real Estate Academy, LLC	DE
Diamond Resorts Real Estate Academy-Hawaii, LLC	DE
Diamond Resorts Residual Assets Development, LLC	DE
Diamond Resorts Residual Assets Finance, LLC	DE
Diamond Resorts Residual Assets M&E, LLC	DE
Diamond Resorts Ridge On Sedona Development, LLC	DE
Diamond Resorts Ridge Pointe Development, LLC	DE
Diamond Resorts River Club Development, LLC	DE
Diamond Resorts River Club Members, LLC	DE
Diamond Resorts Sales Italy SRL	Italy
Diamond Resorts San Luis Bay Development, LLC	DE
Diamond Resorts Santa Fe Development, LLC	DE
Diamond Resorts Sapphire Valley Development LLC	NV
Diamond Resorts Scottsdale Development, LLC	DE
Diamond Resorts Sedona Springs Development, LLC	DE
Diamond Resorts Sedona Summit Development, LLC	DE
Diamond Resorts Seller 2009-1 LLC	DE
Diamond Resorts Seller 2011-1, LLC	DE
Diamond Resorts Seller 2013-1, LLC	DE
Diamond Resorts Seller 2013-2, LLC	DE
Diamond Resorts Seller 2014-1, LLC	DE

Exhibit 21.1

Entity Name	Domestic Jurisdiction
Diamond Resorts Seller 2015-1, LLC	DE
Diamond Resorts Seller 2015-2, LLC	DE
Diamond Resorts Seller 2016-1, LLC	DE
Diamond Resorts Seller 2017-1, LLC	DE
Diamond Resorts Seller 2018-1, LLC	DE
Diamond Resorts Seller 2019-1, LLC	DE
Diamond Resorts Seller 2021-1, LLC	DE
Diamond Resorts St. Croix Development, LLC	DE
Diamond Resorts St. Louis Development, LLC	DE
Diamond Resorts Steamboat Development, LLC	DE
Diamond Resorts Tahoe Beach & Ski Development, LLC	DE
Diamond Resorts Tahoe Seasons Development, LLC	NV
Diamond Resorts Tempus Owner Trust 2013	DE
Diamond Resorts Tempus Seller 2013, LLC	DE
Diamond Resorts Teton Club Development, LLC	NV
Diamond Resorts Turtle Cay Development, LLC	DE
Diamond Resorts U.S. Collection Development, LLC	DE
Diamond Resorts U.S. Collection-Hawaii Development, LLC	DE
Diamond Resorts Villa Mirage Development, LLC	DE
Diamond Resorts Villas of Sedona Development, LLC	DE
Diamond Resorts Voyages SARL	France
Diamond Resorts WF Borrower, LLC	DE
Diamond Resorts Waikiki Development, LLC	DE
Diamond Resorts West Maui Development, LLC	DE
Diamond Resorts, LLC	NV
Diamond Resorts/CO Borrower 2016, LLC	DE
Diamond Resorts/CO Seller 2016, LLC	DE
Extraordinary Escapes Corporation	DE
FLRX, Inc.	WA
Florida Diamond Resorts Management, LLC	FL
Foster Shores, LLC	MO
Four C’s Hospitality, LLC	NV
Galaxy Exchange Company	FL
George Acquisition Subsidiary, Inc.	NV
Ginger Creek, LLC	DE
Grand Escapes, LLC	DE
Grand Vacations Realty, LLC	DE
Grand Vacations Services LLC	DE
Grand Vacations Title, LLC	DE
HGV Depositor LLC	DE
HGV TOC, LLC	DE
HILTON GRAND VACATIONS TRUST 2022-2	DE
HK F&B Services, LLC	DE

Exhibit 21.1

Entity Name	Domestic Jurisdiction
HRC Islander LLC	DE
Hilton Grand Vacations Barbados Limited	United Kingdom
Hilton Grand Vacations Borrower Escrow, Inc.	DE
Hilton Grand Vacations Borrower Escrow, LLC	DE
Hilton Grand Vacations Borrower Inc.	DE
Hilton Grand Vacations Borrower LLC	DE
Hilton Grand Vacations Club, LLC	DE
Hilton Grand Vacations Company, LLC	DE
Hilton Grand Vacations Financing, LLC	DE
Hilton Grand Vacations Florida, LLC	FL
Hilton Grand Vacations H Mexico, S. de R.L. de C.V.	Mexico
Hilton Grand Vacations Italy Srl	Italy
Hilton Grand Vacations Japan Management, LLC	Japan
Hilton Grand Vacations Japan, LLC	Japan
Hilton Grand Vacations Management, LLC	NV
Hilton Grand Vacations Mexico S.De R.L. De C.V.	Mexico
Hilton Grand Vacations Parent LLC	DE
Hilton Grand Vacations SHI, S. de R.L. de C.V.	Mexico
Hilton Grand Vacations Singapore Pte Ltd.	Singapore
Hilton Grand Vacations Trust 2017 - A	DE
Hilton Grand Vacations Trust 2018 - A	DE
Hilton Grand Vacations Trust 2019 - A	DE
Hilton Grand Vacations Trust 2020 - A	DE
Hilton Grand Vacations Trust 2022-1D	DE
Hilton Grand Vacations Trust I LLC	DE
Hilton Grand Vacations UK Holding Limited	United Kingdom
Hilton Grand Vacations UK Limited	United Kingdom
Hilton Kingsland 1, LLC	DE
Hilton Resorts Corporation	DE
Hilton Resorts Marketing Corp.	DE
Hilton Resorts Marketing Korea, LLC	Korea, Republic Of
Hilton Travel, LLC	DE
Hospitality Management and Consulting Service, L.L.C.	NV
ILX Acquisition, Inc.	DE
ILX Acquisition, LLC	DE
ILX Resorts Acquisition S. De RL de CV	Mexico
IOI Funding I, LLC	FL
IOI Funding II, LLC	FL
International Timeshares Marketing, LLC	DE
Island One Development, LLC	NV
Island One Resorts Management Corporation	FL
Island One, Inc.	FL
Kupono Partners LLC	HI
Labrador Inversiones Inmobilarias Costa Del Sol SL	Spain

Exhibit 21.1

Entity Name	Domestic Jurisdiction
Lake Tahoe Resort Partners, LLC	CA
LS International Resort Management Limited	United Kingdom
MMG Development Corp.	FL
Mazatlan Development Inc.	WA
Mercadotechnia de Hospedaje, SA de CV	Mexico
Mystic Dunes Myrtle Beach, LLC	DE
Mystic Dunes Receivables, LLC	DE
Mystic Dunes, LLC	DE
Navigo Vacation Club, Inc.	FL
Nevada HK F&B Services, LLC	NV
Operating DPM S de RL de CV	Mexico
Pinnacle Collection Development, LLC	DE
Poinciana Vacation Resorts, Inc.	FL
Poipu Resort Partners, L.P.	HI
Potter's Mill, Inc.	Bahamas
Resort Management International, Inc., A California Corporation	CA
Resort Ventures, L.P.	CA
Resorts Development International, Inc.	NV
Sales DPM S de RL de CV	Mexico
Secure Firstcon, Inc.	DE
Secure Middlecon, Inc.	DE
Sunrise Ridge Resort Inc.	TN
Sunterra Cabo Development, S de RL de CV	Mexico
Sunterra Cabo Management Company, S de RL de CV	Mexico
Sunterra Depositor 2007 LLC	DE
Sunterra Issuer 2007 LLC	DE
Sunterra Mexico Group Holdings, S de RL de CV	Mexico
Sunterra Ownership LLC	DE
Sunterra SPE 2004-1 LLC	DE
Sunterra SPM, Inc.	DE
Tempus Acquisition, LLC	DE
Tempus Holdings, LLC	DE
Torres Vallarta Tennis Club, SA de CV	Mexico
Torres Vallarta Tower Three, SA de CV	Mexico
Vacation Club Partnership Limited	United Kingdom
Vacation OTA, LLC	NV
Vaccaciones Compartidos Mazatlan y Vallarta, SA de CV	Mexico
Vilar do Golf Empermientos Trusticos Ltd.	Portugal
WBW CHP, LLC	HI
Walsham Lake, LLC	MO
West Maui Resort Partners, L.P.	DE
World Discovery Kids Club, LLC	DE